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                                                                   EXHIBIT 23(o)


                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 (No. 333-64463) of United Rentals, Inc. of our report dated July 27, 1998 relating to the financial statements of Reitzel Rentals Ltd. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        PricewaterhouseCoopers LLP
                                        Kitchener, Ontario
                                        January 22, 1999